UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2010

CALPINE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-12079	77-0212977
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

717 Texas Avenue, Suite 1000, Houston, Texas 77002

(Addresses of principal executive offices and zip codes)

Registrant’s telephone number, including area code: (713) 830-8775

Not applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	— REGULATION FD

Thad Hill, Calpine Corporation’s (the “Company’s”) Executive Vice President and Chief Commercial Officer, is scheduled to attend the Bank of America Merrill Lynch Power & Gas Leaders Conference in New York City on Wednesday, September 29, 2010, where he will deliver a brief Company presentation and participate in a panel discussion titled Merchant Strategies. The panel discussion is scheduled to begin at 10:30 a.m. EST/9:30 a.m. CST. The Company presentation will include information containing July 2010 and August 2010 generation. A copy of the presentation materials is attached hereto as Exhibit 99.1. The presentation will be webcast live on the Company’s website at http://www.calpine.com and a replay will be made available on the Company’s website for approximately 30 days.

The information in this Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “1934 Act”), nor shall it be deemed “incorporated by reference” into any filing under the Securities Act of 1933, as amended, or the 1934 Act, except as may be expressly set forth by specific reference in such filing.

ITEM 9.01	— FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description

99.1	Calpine Corporation Presentation dated September 29, 2010. *

*	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALPINE CORPORATION

By:	/S/ KENNETH GRAVES
Kenneth Graves
Vice President and
Interim Chief Accounting Officer

Date: September 29, 2010

EXHIBIT INDEX

Exhibit No.	Description

99.1	Calpine Corporation Presentation dated September 29, 2010.*

*	Furnished herewith.

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